UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 28, 2009

NATIONAL COAL CORP.
(Exact name of registrant as specified in its charter)

FLORIDA	0-26509	65-0601272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8915 George Williams Road
Knoxville, Tennessee 37923
(Address of Principal Executive Offices/Zip Code)

(865) 690-6900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        Resignation of Current Chief Financial Officer

        On December 28, 2009, Michael R. Castle tendered his resignation as our Senior Vice President and Chief Financial Officer (our principal financial and accounting officer), to be effective December 31, 2009.

        Appointment of New Chief Financial Officer

        Effective January 1, 2010, Les H. Wagner will replace Mr. Castle as our Acting Chief Financial Officer. Mr. Wagner will serve as our principal financial and accounting officer.

        Les H. Wagner (age 59) joined National Coal as Treasurer in July 2008 after having previously worked for the company in an independent financial consulting capacity since March 2008. Prior to that, he served five years as Vice President–Finance for Accretive Commerce, Inc., a leading business process outsourcing company, and fifteen years as Vice President/Controller for a well known apparel manufacturer. Mr. Wagner is a Certified Public Accountant and received a B.S. degree in Business Administration from the University of Tennessee. He is a member of Financial Executives International and the American Institute of Certified Public Accountants.

        The terms of Mr. Wagner’s employment in his new position as Acting Chief Financial Officer and Vice President are set forth in an employment offer letter, dated December 29, 2009, which offer letter provides for:

o	the payment to Mr. Wagner of a base salary of $200,000 per annum;

o	Mr. Wagner's eligibility to receive a discretionary bonus of up to one-third of his base salary;

o	a stock option to purchase up to 50,000 shares of our common stock at an exercise price of $0.87 per share, which option vests 25% on each of January 1, 2011, 2012, 2013 and 2014 and expires on December 29, 2019;

o	participation in all benefit plans offered to similarly situated employees; and

o	severance pay equal to ninety (90) days of base salary if Mr. Wagner's employment is terminated by the Company without cause.

        There are no understandings or arrangements between Mr. Wagner and any other person pursuant to which Mr. Wagner was selected as an officer. Mr. Wagner does not have any family relationship with any director, executive officer or person nominated or chosen by our Board of Directors to become a director or executive officer. Prior to his employment with us, commencing in March 2008 and ending July, 2008, Mr. Wagner was engaged by us as a consultant with respect to financial reporting matters for which he received aggregate compensation of $46,790.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.
The following exhibits are filed herewith:

EXHIBIT NUMBER	DESCRIPTION

10.1	Employment Offer Letter, dated December 29, 2009, between Les H. Wagner and National Coal Corp.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL COAL CORP.
Date: December 30, 2009	By: /s/ Daniel A. Roling —————————————— Daniel A. Roling President and Chief Executive Officer

3